UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
__________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:
(Date of earliest event reported)
December 6, 2017
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RENT-A-CENTER, INC.
(Exact name of registrant as specified in charter)
 ___________________________________________________

Delaware	001-38047	45-0491516
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
5501 Headquarters Drive
Plano, Texas 75024
(Address of principal executive offices and zip code)
(972) 801-1100
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 6, 2017, the Board of Directors of Rent-A-Center, Inc. (“Rent-A-Center” or the “Company”) appointed J.V. Lentell as Chairman of the Board of Directors.

Mr. Lentell joined the Rent-A-Center Board in 1995. During his service on the Rent-A-Center Board, including as Lead Director from April 2009 until January 2014, Mr. Lentell has demonstrated clear and effective leadership to the Board and the Company’s management. Mr. Lentell’s service on the Board’s committees during his tenure provides him with a deep understanding of the Company and its growth, which the Company believes contributes a useful frame of reference in the context of Board deliberations. In addition to Mr. Lentell’s 50-plus years of experience in the banking industry, which has been useful to the Company when evaluating its capital needs, his experience as a board member of various private companies and civic and charitable organizations, including service on the audit, finance, compensation and governance committees of such organizations (in some cases as the chairman), provides the Board and its committees with significant insight into compensation, governance and risk management matters.

Since July 1993, Mr. Lentell has served as a director and Vice Chairman of the Board of Directors of Intrust Bank, N.A., successor by merger to Kansas State Bank & Trust Co. Mr. Lentell was employed by Kansas State Bank & Trust Co., in Wichita, Kansas from 1966 until July 1993, serving as Chairman of the Board from 1981 until July 1993.

Mr. Lentell will be entitled to receive compensation for his service as Chairman of the Board in an amount consistent with the compensation paid to non-employee directors of the Company, as described in the Company’s Proxy Statement for the 2017 Annual Meeting of Stockholders, plus an additional cash retainer in the amount of $80,000 per year.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENT-A-CENTER, INC.

Date: December 12, 2017	By:	/s/ Dawn M. Wolverton
Dawn M. Wolverton
Vice President – Assistant General Counsel and Secretary